UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2022

GENPACT LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Canon's Court, 22 Victoria Street
Hamilton HM 12, Bermuda
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (441) 298-3300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On May 19, 2022, Genpact Limited, a Bermuda company (the “Company”), held its 2022 annual general meeting of shareholders (the “Annual Meeting”) at 1155 Avenue of the Americas, 4th Floor, New York, NY 10036. At the Annual Meeting, Company shareholders voted on four proposals. The full results of the votes are set forth below. Each proposal is described in detail in the Company’s previously filed Proxy Statement related to the Annual Meeting.
Proposal 1

Company shareholders elected each of the nominees to the Company’s Board as set forth below:

Director	Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
N.V. Tyagarajan	159,801,588	288,062	66,494	5,865,449
James Madden	157,198,717	2,889,929	67,498	5,865,449
Ajay Agrawal	158,850,809	1,237,747	67,588	5,865,449
Stacey Cartwright	160,045,369	46,835	63,940	5,865,449
Laura Conigliaro	158,928,980	1,163,167	63,997	5,865,449
Tamara Franklin	159,901,339	190,798	64,007	5,865,449
Carol Lindstrom	158,624,329	1,467,905	63,910	5,865,449
CeCelia Morken	159,748,190	342,205	65,749	5,865,449
Brian Stevens	159,962,010	126,587	67,547	5,865,449
Mark Verdi	160,038,048	52,138	65,958	5,865,449

Proposal 2

Company shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes cast in favor	153,893,658
Votes cast against	6,188,200
Votes abstaining	74,286
Broker non-votes	5,865,449

Proposal 3

Company shareholders approved the amendment and restatement of the Company’s 2017 Omnibus Incentive Compensation Plan in the form set forth in Exhibit 1 to the previously filed Proxy Statement related to the Annual Meeting, as set forth below:

Votes cast in favor	152,381,708
Votes cast against	7,702,734
Votes abstaining	71,702
Broker non-votes	5,865,449

Proposal 4

Company shareholders approved the appointment of KPMG Assurance and Consulting Services LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year as set forth below:

Votes cast in favor	165,564,775
Votes cast against	391,028
Votes abstaining	65,790

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: May 24, 2022	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President, Chief Legal Officer and Secretary